Corporate Presentation November 2025 Exhibit 99.1

Forward-looking statements Certain statements in this presentation, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, express or implied statements regarding future plans and prospects, including statements regarding the expectations or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to claseprubart and DNTH212, and any developments or results in connection therewith, including the target product profile and administration of claseprubart and DNTH212; the anticipated timing of the initiation and results from those studies and trials; expectations regarding the clinical trial designs or indications; expectations regarding the time period over which the Company’s capital resources are expected to be sufficient to fund its anticipated operations; and expectations regarding market size, patient population size, and potential opportunities for complement therapies, in particular with respect to claseprubart and DNTH212. Claseprubart and DNTH212 are investigational agents that are not approved as therapies in any indication in any jurisdiction worldwide. The words “opportunity,” “potential,” “milestones,” “runway,” “will,” “anticipate,” “achieve,” “near-term,” “catalysts,” “pursue,” “pipeline,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “should,” “strive,” “would,” “aim,” “target,” “commit,” and similar expressions (including the negatives of these terms or variations of them) generally identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of claseprubart and DNTH212 and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the development of claseprubart or DNTH212 may take longer and/or cost more than planned, that the Company or its partner may be unable to successfully complete the clinical development of the Company’s compounds, that the Company or its partner may be delayed in initiating, enrolling or completing its planned clinical trials, and that the Company's compounds may not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2024, and other filings that the Company has made and may make with the SEC in the future. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Dianthus undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Developing two autoimmune therapeutics with best-in-class, pipeline-in-a-product potential and targeting patient-friendly, infrequent S.C. self-administration Advancing a leading autoimmune-focused company Highly potent classical pathway inhibitor targeting active C1s Positive Ph. 2 gMG results demonstrated potential to be an effective, safer, more convenient complement inhibitor at a target dose of 300mg/2mL delivered via a single, self-administered S.C. autoinjector dosed as infrequently as every 2 or 4 weeks Pipeline-in-a-product potential with clinical proof-of-concept for classical pathway inhibition in gMG, CIDP and MMN Claseprubart Bifunctional BDCA2 and BAFF/APRIL inhibitor targeting two validated pathways Potential for enhanced efficacy from complementary mechanisms targeting innate and adaptive immune systems Demonstrated superior in vitro pDC depletion vs. litifilimab and superior serum Ig inhibition vs. povetacicept in NHPs Pipeline-in-a-product opportunity across multiple diseases with potential for S.C. self-administration Q4W or less frequent DNTH212 (BDCA2 and BAFF/APRIL bifunctional fusion) Strong financial position with cash of ~$525M1 and runway into 2028 expected to fund multiple near-term catalysts Claseprubart (aC1s mAb) 1. Estimated cash includes preliminary and unaudited cash, cash equivalents and investments as of September 30, 2025 of approximately $555M less $30M of upfront and near-term milestone payments payable to Leads Biolabs Claseprubart: Ph. 3 gMG trial initiation (’26), Ph. 3 CIDP interim responder analysis (Q2’26) and Ph. 2 MMN top-line results (2H’26) DNTH212: Ph. 1 healthy volunteer study top-line results (2H’26) and announce indication prioritization (’26)

Two clinical candidates with pipeline-in-a-product potential

	Claseprubart			DNTH212
Indications	**Generalized Myasthenia Gravis** ***>100,000 U.S. patients***	**Chronic Inflammatory Demyelinating Polyneuropathy** ***>40,000 U.S. patients***	**Multifocal Motor Neuropathy** ***>10,000 U.S. patients***	**Prioritized Indications to be Announced in 2026**
Market Insight	Multi-billion $, growing market with opportunity for a best-in-class, convenient therapy to expand use of first-line biologics	Sanofi's riliprubart active C1s inhibition with robust efficacy in patients who were refractory, stable, as as naïve to IVIG, the standard of care	Empasiprubart, a C2 inhibitor demonstrated impressive efficacy in MMN, validating classical pathway inhibition	Dual mechanism targeting innate and adaptive immune systems, with superior *in vitro* pDC depletion vs. litifilimab and superior serum Ig inhibition vs. povetacicept in NHPs
Our Opportunity	Ph. 2 data with 300mg/2mL demonstrated rapid, robust, continuous symptom control with convenient uninterrupted dosing and administration and a potentially differentiated safety profile	Demonstrated superiority vs. riliprubart in multiple head-to-head *in vitro* PD potency experiments, with potential to address unmet needs of CIDP patients including refractory to IVIG	Potent and selective classical pathway inhibition could capture majority of MMN market with limited competition and no other MOAs in development	Validation of both BDCA2 and BAFF/APRIL targeted therapies support bifunctional approach, with potential for superior efficacy in various diseases vs. only targeting innate or adaptive immune system
Next Milestone	**Ph. 3 Initiation in 2026**	**Ph. 3 Interim Responder Analysis in Q2'26**	**Ph. 2 Data in 2H'26**	**Ph. 1 HV Top-line Results in 2H'26**

Two Clinical-Stage Programs with First-Line, Best-in-Class Potential Across Multiple Severe Autoimmune Indications

gMG: >100,000 gMG U.S. patients from Komodo claims data accessed 2013-2025; approx. 85% of gMG patients have AChR autoantibody-driven disease https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#
CIDP & MMN: Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients; CIDP adjusted to account for 27% misdiagnosed

4

Claseprubart: Building a Best-in-Class Neuromuscular Franchise

Pursuing the *power of consistent control*…with one-click!

claseprubart


Molly®
Modular Platform Technology

CONFIDENCE

Aim for Potent, Rapid, Consistent Efficacy

Potential for Best-in-Class Profile

Broad Potential in Neuromuscular Diseases

CLASSICAL

Upstream Inhibition of Classical Pathway Only

Potential to Preserve Immune Function

Targeting No Boxed Warning or REMS

CONVENIENCE

<10-Second Autoinjector

One-Click Every 2 or 4 Weeks

Self-Administered At Home *or* On-the-Go

Targeting a best-in-class, first-line biologic treatment for neuromuscular diseases

Autoinjector image for illustration purposes only. Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office. Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide.

6

Claseprubart has opportunity to compete as a first-line biologic in large and growing U.S. neuromuscular market >100K patients >140K patients >150K patients AChR+ gMG patients Positive Ph. 2 data reported Sept. ’25 >40K CIDP patients Ph. 3 interim responder expected in Q2’26 Ph. 2 top-line data expected in 2H’26 Large potential for US market growth as only <20% of AChR+ patients treated with biologics >10K MMN patients Potential for aC1s to prove equal or superior in efficacy to current SOC IVIG POC supporting classical pathway inhibition and limited competition gMG is just the first step in building a leading neuromuscular franchise with claseprubart Figures represent U.S. estimated patients only. gMG: >100,000 gMG U.S. patients from Komodo claims data accessed 2013-2025; approx. 85% of gMG patients have AChR autoantibody-driven disease https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/# CIDP & MMN: Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients; CIDP adjusted to account for 27% misdiagnosed

Claseprubart Opportunity in Generalized Myasthenia Gravis

Ultomiris is the leading blockbuster complement inhibitor, with continued growth driven by first-line biologic use in gMG

C5 Inhibitors (Ultomiris & Soliris) Global Sales ($M)

~1/3 of sales in gMG[1]; sales growth driven by U.S. biologic naïve gMG patients[2]



$5,141
$5,362
$5,727
$6,110
$6,512
$1,077
$1,389
$1,965
$2,965
$3,924
$4,064
$3,973
$3,762
$3,145
$2,588
2020
2021
2022
2023
2024
Soliris
Ultomiris

"Currently, **less than 20% of (gMG) patients are on branded treatments, and we expect this to increase to** approximately **50%** in the **next 3 years**. Additionally, **self-administered** medicine represent only a small part of this market today, and we expect this **segment to grow substantially**."

Q2 2025 financial results transcript

Ultomiris sales **grew 33%** in Q4'24… "driven by **neurology** indications, with the **vast majority of growth coming from generalized myasthenia gravis patients who are naive to branded treatments**."

Q4 2024 financial results transcript

AstraZeneca

Soliris & Ultomiris 2021 sales account for 1/1 – 6/30 & 7/21 – 12/31. Evaluate Pharma
Soliris / Ultomiris are approved in gMG, aHUS, NMOSD and PNH
1. Wall Street research estimate; 2. Astra Zeneca Q4 2024 results

9

The multibillion-dollar US gMG market has significant potential to expand as <20% of AChR+ patients[1] currently treated with biologics

Significant opportunity for a highly differentiated, more patient-friendly biologic to expand use of biologics in gMG


~100,000
C5s
>4,000 pts
Est.
>$2B
FcRns
>7,000 pts
Est.
>$1.5B
claseprubart
target profile
Opportunity
to Reach
More Patients
gMG AChR+
Patients
I.V. or Daily
PFS only
I.V. &
High Volume
S.C.
Rapid [<10s]
Q2W
S.C. Autoinjector

US gMG Market Opportunity

- Current biologics market accounts for >$3.5B[2]
- Yet >80% of AChR+ patients remain untreated with a biologic[1]
- Majority of C5 and FcRn sales are via inconvenient I.V. or high-volume S.C. administration
- Opportunity to expand the market with a patient friendly and easier to use option

Note: Positioning of claseprubart's target profile is illustrative. (1) Komodo claims data accessed 2013-2025, adjusted to account for 70% capture of real-world patient counts; AChR+ 85% of gMG; (2) 2024 US financial reports on gMG drugs. Soliris/Ultomiris adjusted for relative size of MG based on claims. Vyvgart adusted for estimated CIDP sales.

10

Survey of US Neurologists confirms significant opportunity for differentiated biologic in gMG market

Claseprubart aims to address the significant unmet needs in the gMG market

Total Neurologists 81

Neuromuscular specialists	67%
Generalists	33%
Academic	40%
Community based	60%

Sample Demographics

- **~17** years in active clinical practice (post-residency), on average
- **~93%** of professional time spent providing direct patient care, on average
- **~40** gMG patients seen in the past 12 months, on average

~81%

of Neurologists believe patients would benefit from treatment options with **greater durability of symptom relief**

~78%

of Neurologists believe patients would benefit **from a more convenient treatment option**

~67%

of Neurologists would start more patients on a complement inhibitor if they **do not have a boxed warning or REMS requirement**

~72%

of Neurologists **prefer low-volume autoinjector** over high-volume prefilled syringe **due to ease of use & faster injection (i.e. <10 seconds)**

Dianthus 2025 Neurologist MG quantitative survey (n=81, N = 54 Neuromuscular specialists, N = 27 General Neurologists), fielded Q2

11

MaGic Ph. 2 Results

MaGic Ph. 2 top-line results support a potentially best-in-class treatment for gMG

Efficacy Endpoints

Strong results support claseprubart potential as a best-in-class complement inhibitor

- Rapid, sustained, statistically significant symptom improvements as measured by MG-ADL, QMG, MSE, MGC, MG-QoL-15r

Safety Endpoints

Generally tolerated, with a potentially differentiated safety profile

- No encapsulated bacterial infections
- No symptoms indicative of autoimmune activation
- Supports no Boxed Warning or REMS

Optimal Dose

Comparable efficacy & safety across both 300mg/2mL and 600mg/4mL doses

- Target dose of 300mg/2mL Q2W will be in Ph. 3 study
- Supports convenient, infrequent, self-administration with same autoinjector as Dupixent

MaGic Ph. 2 results support a profile with the potential to displace C5 complement inhibitors and compete effectively with FcRns as first-line biologic treatment in growing MG market

Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office.
C5 Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations.

13

MaGic is a global Ph. 2 trial in AChR+ gMG patients

A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of claseprubart administered S.C. following initial loading dose

Highlights

- **Design:** ~60 male and female subjects randomized to receive either claseprubart or placebo for 13 weeks
- **Inclusion:** ≥18 years old with AChR antibody + gMG
- **Dosing:** 15 or 20mg/kg I.V. Loading Dose followed by 300mg/2mL or 600mg/4mL S.C. Q2W starting Day 7

Endpoints

- **Primary:** Safety
- **Secondary / Exploratory:** Efficacy (MG-ADL, QMG, MSE, MGC, MG-QoL-15r)


13-week RCT
Screen:
Day -70 to -1
Randomization
Loading Dose
Claseprubart 300mg/2mL S.C. Q2W (N=21)
Claseprubart 600mg/4mL S.C. Q2W (N=22)
Placebo (N=22)
Open-Label
Extension: 52 Weeks

Trial enrollment exceeded target, with 65 participants enrolled

14

MaGic Trial: https://clinicaltrials.gov/study/NCT06282159

Participant baseline characteristics were generally balanced across arms

AChR+ gMG participants	Placebo (N=22)	Claseprubart 300mg/2mL Q2W (N=21)	Claseprubart 600mg/4mL Q2W (N=22)
Age, mean (SD), years	52.2 (16.5)	57.1 (13.7)	55.3 (12.0)
Male, n (%)	13 (59%)	14 (67%)	10 (45%)
Weight, mean (SD), pounds	195.0 (48.0)	192.5 (35.5)	179.0 (35.4)
Duration of disease, median (range), years	7.7 (0.4 – 21.2)	3.0 (0.5 – 22.1)	7.6 (1.0 – 37.3)
MG-ADL score at baseline, mean (SD)	8.5 (2.9)	8.2 (2.2)	8.4 (2.6)
QMG score at baseline, mean (SD)	14.2 (5.8)	12.2 (2.7)	12.2 (3.6)
MG Composite score at baseline, mean (SD)	15.0 (7.8)	16.3 (4.5)	16.0 (5.3)
MG-QoL-15r score at baseline, mean (SD)	14.3 (7.0)	15.4 (6.6)	14.9 (5.9)
MGFA class at screening, n (%)			
II	7 (32%)	11 (52%)	12 (55%)
III	12 (55%)	10 (48%)	9 (41%)
IVa	3 (14%)	0 (0%)	1 (5%)
Prior thymectomy, n (%)	8 (36%)	6 (29%)	7 (32%)
Baseline corticosteroid use, n (%)	19 (86%)	17 (81%)	20 (91%)
Number of ISTs at baseline, n (%)			
1	11 (50%)	10 (48%)	12 (55%)
>1	11 (50%)	11 (52%)	10 (45%)
FcRn use in prior 24 months, n (%)	0 (0%)	1 (5%)	0 (0%)
Prior complement use, n (%)	0 (0%)	0 (0%)	0 (0%)

gMG, generalized Myasthenia Gravis; SD, standard deviation; N (n), number; MG-ADL, Myasthenia Gravis Activities of Daily Living scale; QMG, Quantitative Myasthenia Gravis score; MGFA, Myasthenia Gravis Foundation of America clinical classification; IST, immunosuppressive therapy; MGC, Myasthenia Gravis Composite; MG-QOL-15r, Myasthenia Gravis quality of life 15 revised.

15

Statistically significant improvement in MG-ADL score for both claseprubart arms vs. placebo at Week 13 Statistically significant and clinically meaningful reductions in MG-ADL across both treatment arms Mean Change in MG-ADL Score from Baseline at Week 13 The change from baseline in MG-ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. **Two-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.05 considered nominally statistically significant. P=0.0113* P=0.0006* -1.8 -2.6 P-value 300mg/2mL 600mg/4mL One-sided P=0.0113* P=0.0006* Two-sided P=0.0227** P=0.0013**

Statistically significant improvement in QMG score for both claseprubart arms vs. placebo at Week 13 Statistically significant and clinically meaningful reductions in QMG across both treatment arms The change from baseline in QMG was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. **Two-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.05 considered nominally statistically significant. Mean Change in QMG Score from Baseline at Week 13 P=0.0144* P=0.0111* -2.4 -2.5 P-value 300mg/2mL 600mg/4mL One-sided P=0.0144* P=0.0111* Two-sided P=0.0288** P=0.0222**

-1.8 -2.6 P=0.0113* P=0.0006* Claseprubart arms demonstrated rapid, sustained, and clinically meaningful improvements in MG-ADL score MG-ADL improvements for participants treated with claseprubart were rapid, sustained, clinically meaningful and statistically significant as early as Week 1 The change from baseline in MG-ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. Bars represent standard error of the mean. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. Statistically significant improvements observed as early as Week 1 in both arms* -2.8 -4.6 -5.4 Difference between treatment arms was not statistically significant

Claseprubart arms demonstrated rapid, sustained, and clinically meaningful improvements in QMG score QMG improvements for participants treated with claseprubart were rapid, sustained, clinically meaningful and statistically significant as early as Week 1 The change from baseline in QMG was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. Bars represent standard error of the mean. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. -2.4 -2.5 P=0.0144* P=0.0111* -2.0 -4.4 -4.5 Statistically significant improvements observed as early as Week 1 in both arms* Difference between treatment arms was not statistically significant

>60% of participants on claseprubart 300mg/2mL achieved ≥5 point improvement in MG-ADL Participants across both treatment arms achieved robust improvements in MG-ADL at Week 13 Improvement in MG-ADL Total Score Claseprubart 300mg/2mL Q2W Placebo Claseprubart 600mg/4mL Q2W Placebo

>60% of participants on claseprubart 300mg/2mL achieved ≥5 point improvement in QMG Participants across both treatment arms achieved robust improvements in QMG at Week 13 Improvement in QMG Total Score Claseprubart 300mg/2mL Placebo Claseprubart 600mg/4mL Placebo

37% of 300mg/2mL claseprubart-treated participants achieved Minimal Symptom Expression on MG-ADL at Week 13 MSE supports potential best-in-class profile Minimal Symptom Expression (MSE) % of Participants Achieving MG-ADL Score of 0 or 1 at Week 13 P=0.0550* P=0.1031 The proportion of participants who achieve MSE was analyzed using a logistic regression with terms for treatment group, stratification factors, and baseline MG-ADL included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant.

Statistically significant improvement in MGC for both claseprubart arms vs. placebo at Week 13 Mean Change in MGC Score from Baseline at Week 13 Mean Change in MGC Summed Muscle Score from Baseline at Week 13 (post-hoc analysis) The change from baseline in MGC and MGC Summed Muscle Score were separately analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. P=0.0008* -5.5 -5.6 P=0.0008* P=0.0112* -2.0 -2.3 P=0.0048*

Statistically significant improvement in MG-QoL-15r score for 300mg/2mL vs. placebo at Week 13 The change from baseline in MG-QoL 15r was analyzed using a general linear model with treatment group, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. P=0.0414* P=0.1122 -2.2 -1.5 Mean Change in MG-QoL-15r Score from Baseline at Week 13

Across key efficacy measures, claseprubart demonstrated robust and clinically meaningful responses Placebo Claseprubart 300mg/2mL Q2W Claseprubart 600mg/4mL Q2W Absolute Placebo-adjusted Absolute Placebo-adjusted MG-ADL mean change from baseline at Week 13 -2.8 -4.6 -1.8 (P=0.0113)* -5.4 -2.6 (P=0.0006)* QMG mean change from baseline at Week 13 -2.0 -4.4 -2.4 (P=0.0144)* -4.5 -2.5 (P=0.0111)* MSE at Week 13 14% 37% 23% (P=0.0550)* 27% 13% (P=0.1031) MGC mean change from baseline at Week 13 -3.1 -8.7 -5.6 (P=0.0008)* -8.6 -5.5 (P=0.0008)* MG-QoL-15r mean change from baseline at Week 13 -3.9 -6.1 -2.2 (P=0.0414)* -5.4 -1.5 (P=0.1122) *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. Claseprubart 300mg/2mL Q2W treatment arm achieved statistical significance vs. placebo across all five key efficacy measures

Claseprubart demonstrated statistically significant and clinically meaningful improvements in MG-ADL



Claseprubart S.C.
Ph II MAGIC
Week 13
n = 65
BL = 8.4
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78
BL = 9.1
Soliris IV
Ph III REGAIN
Week 26
n = 62
BL = 10.5
Zilbrysq QD PFS
Ph III RAISE
Week 12
n = 86
BL = 10.3
Mean Change from Baseline in MG-ADL Score
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
PBO
300mg/2mL Q2W
600mg/4mL Q2W
-2.8
-4.6
-5.4
Δ1.8
Δ2.6
PBO
Ravulizumab
-1.4
-3.1
Δ1.6
PBO
Eculizumab
-2.3
-4.2
Δ1.9
PBO
Zilucoplan
-2.3
-4.4
Δ2.1

Note: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Statistical treatment of missing data may vary across studies shown. Source: SOLIRIS (Ph3 REGAIN; 1200mg Q2W regimen; worst-rank ANCOVA). ULTOMIRIS (Ph3 CHAMPION-MG; weight-based Q8W regimen with maintenance doses 3000-3600mg; MMRM ANCOVA with no imputation of missing data). ZILBRYSQ (Ph3 RAISE; 0.3mg/kg QD regimen, MMRM ANCOVA with no data censorship).

26

Additional secondary efficacy measures support claseprubart potential as best-in-class complement inhibitor

QMG Score


Claseprubart S.C.
Ph II MAGIC
Week 13
n = 43 | BL = 13.2
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78 | BL = 14.8
Mean Change from Baseline in QMG Score
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
PBO
300mg/2mL Q2W
-2.0
-4.4
Δ2.4
PBO
Ravulizumab
-0.8
-2.8
Δ2.0

Minimal Symptom Expression (MSE)


Claseprubart S.C.
Ph II MAGIC
Week 13
n = 43
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78
% of Participants Achieving MG-ADL Score of 0 or 1
0%
10%
20%
30%
40%
50%
PBO
300mg/2mL Q2W
14%
37%
PBO
Ravulizumab
14%
22%

Note: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Statistical treatment of missing data may vary across studies shown. Source: ULTOMIRIS (Ph3 CHAMPION-MG; weight-based Q8W regimen with maintenance doses 3000-3600mg; MMRM ANCOVA with no imputation of missing data).

27

Claseprubart was generally tolerated, with a favorable, potentially differentiated safety profile in Phase 2

	Placebo (N=22)	Claseprubart 300mg/2mL Q2W (n=21)	Claseprubart 600mg/4mL Q2W (n=22)
Clinical adverse events (AEs)(1)	11 (50.0%)	13 (61.9%)	15 (68.2%)
Related serious AEs	1 (4.5%)	0 (0%)	0 (0%)
RCT discontinuation due to related AE	0 (0%)	0 (0%)	0 (0%)
Infections	10 (45.5%)	5 (23.8%)	6 (27.3%)
Related serious infections	1 (4.5%)	0 (0%)	0 (0%)
Injection site reactions(2)	0 (0%)	2 (9.5%)	2 (9.1%)
Newly positive for anti-nuclear antibodies (ANA)(3)	0 (0%)	1 (5.9%)	8 (36.4%)
Rashes	0 (0%)	0 (0%)	0 (0%)
Arthralgia	1 (4.5%)	1 (4.8%)	0 (0%)

Comparable clinical safety profile to placebo with remarkably benign administration, no infection signal and no symptoms indicative of autoimmune activation

(1) Excludes events in the investigations System Organ Class (MedDRA).
(2) All injection site reactions were mild to moderate.
(3) Represents participants who were ANA negative at baseline and tested positive at ≥1:320 at any point during RCT (percentages calculated from n=17 for 300mg arm and n=22 for 600mg arm). An ANA titer of ≥1:320 was an exclusion criterion for the clinical trial protocol. At end of RCT (Week 13), 2 of the 8 patients in 600mg arm tested negative for ANA, 2 of the 8 patients in 600mg arm remained positive but at <1:320.

28

Rationale for Adding 300mg/2mL Q4W Dosing & Screening Patients for QMG > 10 in Proposed Ph. 3 Trial

Mounting internal and external evidence of efficacy at <IC90 support including 300mg/2mL Q4W in proposed Ph. 3 300mg/2mL Q4W dosing could result in robust, clinically meaningful efficacy similar to Q2W dosing and would further enhance best-in-class differentiation of claseprubart Claseprubart IC90 (as measured by hemolytic CH50) in Ph. 1 HV trial was estimated at 87 µg/mL 300mg/2mL Q2W achieves steady state PK of >87 µg/mL, therefore identified as TPP dose Growing external evidence supporting <90% complement inhibition may be sufficient for robust efficacy Zilucoplan (C5) Ph. 2 included two doses that demonstrated 88% and 97% Classical Pathway inhibition (as measured by hemolytic CH50) and results on MG-ADL scale were similar despite lower dose being <IC90 Cemdisiran (siRNA reduces C5 levels) Ph. 3 results demonstrated efficacy on MG-ADL at 26 weeks with only 74% complement activity inhibition, significantly below IC90 In Phase 2 MaGic trial, placebo patients entering OLE received 600mg/4mL Q2W with no loading dose Robust, clinically meaningful response on MG-ADL and QMG demonstrated in OLE after two doses of 600mg/4mL and only achieving PK of ~65 µg/mL, lower than the IC90 target of 87 µg/mL Zilucoplan Ph. 2 results Cemdisiran Ph. 3 results Phase 2 MaGic trial dosing targeted >IC90 and >IC95 levels of complement inhibition with 300mg and 600mg Q2W

OLE data supports addition of 300mg/2mL Q4W in Ph. 3

Mean Change in PBO Patients' MG-ADL and QMG Score from RCT Baseline to OLE Week 6



QMG
MG-ADL
Estimated PK of ~65 µg/mL
QMG: 14.2
MG-ADL: 8.5
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.5
11.7
-2.0
-3.2
-3.6
8.1
-2.8
5.7
-1.7
-2.5
-2.6
3.1
RCT Period
OLE Period
Baseline
1
3
5
7
9
11
13
2
4
6
Weeks
Represents 600mg/4mL S.C. dose

PBO Patients Entering OLE Received 600mg/4mL Q2W w/ No Loading Dose

- PK of ~65 µg/mL at week 4 after only two 600mg/4mL doses is substantially lower than steady state seen with 300mg/2mL dosing of ~100-120 µg/mL
- Robust reductions in MG-ADL and QMG are achieved by week 4, after just two 600mg/4mL doses and remain stable in subsequent weeks
- Growing external evidence further supports that lower levels of complement inhibition (<90%) may be sufficient for efficacy in gMG[1]

The change from RCT baseline in MG-ADL and QMG were separately analyzed using a mixed effect model for repeated measures (MMRM) with randomized treatment group, visit, randomized treatment by visit interaction, stratification factors, and baseline measure included. All patients received claseprubart in OLE.

1. https://newsroom.regeneron.com/node/31216/pdf

31

Claseprubart MG-ADL Change from Baseline in Patients with QMG ≥10 Adding QMG screening criteria in Ph. 3, similar to zilucoplan Ph. 31, may result in enhanced efficacy on MG-ADL P=0.0006* -3.0 For claseprubart the change from baseline in ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Zilucoplan (Ph3 RAISE; 0.3mg/kg QD regimen, MMRM ANCOVA with no data censorship). 1. Zilucoplan Ph. 3 MG trial had screening criteria of QMG ≥ 12 and MG-ADL ≥ 6 (https://clinicaltrials.gov/study/NCT04115293) Ph. 2 study did not include QMG inclusion criteria, similar to ravulizumab Ph. 3; post-hoc analysis of MaGic data demonstrates potentially best-in-class MG-ADL improvement in patients with QMG ≥10 Zilucoplan Ph. 3 MG-ADL Change from Baseline in Patients with QMG ≥12 P=<0.001 -2.1 Mean Change from Baseline in MG-ADL Score

Potential for best-in-class efficacy with claseprubart may be due to upstream inhibition Upstream inhibition prevents the creation of pro-inflammatory C3a and C3b as as MAC, potentially providing additional efficacy benefits for AChR+ gMG patients C3a Formation1 C3b Deposition2* 100 80 60 40 20 0 % of hRBC with C3b Deposition -12 -10 -8 -6 -4 Ab Concentration, log M Claseprubart Isotype Ravulizumab 0 -20 -40 -60 -80 -100 % Reduction in C3a 10 Ab Concentration, log M -12 -10 -8 -6 -4 Claseprubart Isotype Ravulizumab 1. C3a Formation Assay: Human C3a ELISA specific to C3a-desArg with no cross-reactivity to C3 (N=3) 2. C3b Deposition Assay: Ab-sensitized hRBC triggered by complement-positive sera to deposit C3b on the hRBC surface, measured by flow cytometry (N=3) *Enjaymo (sutimlimab) targets the C1s complement protein, which prevents C3b deposition on red blood cells, thereby stopping hemolysis and improving anemia in patients with cold agglutinin disease (Jager U, et al. Blood 2019;133:893–901) Claseprubart prevents the creation of pro-inflammatory split products C3a and C3b vs. ravulizumab

Ph. 3 trial design to include additional Q4W arm, and new screening criteria of QMG ≥10 as as MG-ADL ≥6

Final Ph. 3 trial design TBD after regulatory consultations

Highlights

- **Design:** Male and female subjects randomized to receive either claseprubart or placebo for TBD weeks
- **Inclusion:** ≥18 years old with AChR antibody + gMG, **MG-ADL of ≥6 and QMG of ≥10***
- **Dosing:** I.V. Loading Dose followed by 300mg/2mL S.C. Q2W or **Q4W** starting Day 7

Endpoints

- **Primary:** MG-ADL change from baseline
- **Secondary / Exploratory:** Efficacy (QMG, MSE, MGC, MG-QoL-15r)



S.C. Treatment Period TBD after consulting with FDA
Screening Period
Randomization
Loading Dose
Claseprubart 300mg/2mL S.C. Q2W
Claseprubart 300mg/2mL S.C. Q4W
Placebo
Open-Label Extension

Potential to further enhance best-in-class differentiation on efficacy and dosing convenience with QMG screening criteria and 300mg/2mL Q4W dosing

34

Enhanced efficacy and dosing in claseprubart target product profile reflects key learnings from Ph. 2 MaGic trial

C5 OR SUPERIOR EFFICACY (ULTOMIRIS/SOLIRIS/ZILBRYSQ)	C1s SAFETY (ENJAYMO)	CONVENIENCE (DUPIXENT)
Similar or superior MG-ADL to FDA-approved C5 inhibitors with continuous, effective symptom control	Comparable *safety* to FDA-approved C1s & Classical Pathway inhibitor, leaving the lectin and alternative pathways intact	Comparable *convenience* to DUPIXENT with one-click, self-administered autoinjector
Targeting best-in-class efficacy	Targeting no Boxed Warning & REMS	Targeting Q2W or Q4W 300mg/2mL 5-10s S.C. via the SHL Molly autoinjector

Achieving this profile would position claseprubart as a potential first-line, best-in-disease biologic treatment for AChR+ gMG patients

Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. Safety and efficacy for claseprubart has not been evaluated in head-to-head comparative clinical studies. Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office

35

Claseprubart Opportunity in Chronic Inflammatory Demyelinating Polyneuropathy

The US CIDP market offers substantial growth given the high unmet need and limitations of the current standard of care

Opportunity for an active C1s inhibitor with the target profile of claseprubart to replace the standard of care



~40,000
(~5% CAGR)
Standard of care[1]
Ig
~19,000 pts
+ Steroids
(~6,000 pts)
Steroids, ISTs, other[2]
~10,000 pts
FcRn
~2,000 pts
Est. >$900M[3,4]
Claseprubart target profile
Opportunity to Reach More Patients
Molly
CIDP Patients[1]
I.V., S.C., Oral
QW S.C. PFS
Rapid [<10s] Q2W S.C. Autoinjector

*Patient numbers through end of 2024, except FcRn 1H 2025

US CIDP Market Opportunity

- Current Ig and biologics account for >$3.5B[3,4,5]
- Despite SoC, many (30-50%) patients are refractory, face risk of relapse, and confront adverse effects of long-term treatment[6-8]
- FcRn is considered more of an alternative than improvement over IVIg[9]
- Active C1s inhibition has demonstrated ~50% improvement in both SoC treated and SoC refractory patients[10]
- Opportunity to replace SoC with a patient friendly and easy-to-use active C1s inhibitor

1. Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients, adjusted to account for 27% misdiagnosed; 2. Other Tx: PLEX/Splenectomy/Thymectomy, Rituximab, Biologic; 3. Argenx Corp Pres – July 2025; 4. Fierce Pharma, CIDP Pricing; 5. CIDP - Intravenous Immunoglobulin Market Statistics. Grand View Horizon. 6. Mair D, et al. Novel therapies in CIDP. Journal of Neurology, Neurosurgery & Psychiatry 2025;96:38-46.; 7. Gogia B, et al. Chronic Inflammatory Demyelinating Polyradiculoneuropathy, StatPearls Publishing.; 8. Bus, S.R.M., et al. Clinical outcome of CIDP one year after start of treatment. J Neurol.; 9. Levine T, et al. Early deterioration of CIDP following transition from IVIG to FcRn inhibitor, Journal of the Neurological Sciences; 10. Novel therapies in CIDP, Journal of Neurology, Neurosurgery, and Psychiatry (2024).

37

Neuromuscular indication with high unmet medical need Evidence supports classical complement role in disease Active C1s inhibition has demonstrated clinical POC with potential for equal or superior efficacy to current SOC IVIG Claseprubart target dose of 300mg/2mL S.C. every two weeks may offer more convenient, lower volume dosing for CIDP patients vs. riliprubart >40,000 patients in the U.S. and no approved targeted complement therapies riliprubart (active C1s inhibitor) recently reported positive interim efficacy results1 Riliprubart Phase 2 at PNS 2024 Pg 76: riliprubart patent filing Ph. 2 riliprubart data validates active C1s in CIDP1 but with high volume, weekly dosing of 600mg/4mL2

Claseprubart has superior affinity and potency vs. riliprubart

Affinity assays

		DNTH103	riliprubart	Fold Improvement
Binding Affinity to human active C1s (K_D)[1]	KinExa	**9pM**	75pM	**~8X**
	SPR	**8pM**	35pM	**~4X**

Enzymatic assay

C4 cleavage by human active C1s[2]



~8X
more potent at blocking complement cascade
% C4 cleavage Norm. to total Cleavage
Ab Concentration (nM)
DNTH103
Riliprubart

	DNTH103	riliprubart
IC_{90} (nM)	**0.47**	3.69

Functional assays of classical pathway inhibition

Wieslab classical pathway Assay in human serum[3]



~12X
more potent at IC90
% CCP Activity (BL)
Ab Concentration (nM)
DNTH103
Riliprubart

	DNTH103	riliprubart
IC_{90} (µg/mL)	**0.45**	5.4

CH50 assay of RBC lysis in human serum[3]



~7X
more potent at IC90
CH50 (U/ml)
Ab Concentration (nM)
DNTH103
Riliprubart

	DNTH103	riliprubart
IC_{90} (µg/mL)	**98**	668

Liposome lysis in human serum[3]



~3X
more potent at IC90
% CCP activity (norm to NHS)
Ab Concentration (nM)
DNTH103
Riliprubart

	DNTH103	riliprubart
IC_{90} (ug/mL)	**14.7**	39.8

Claseprubart consistently outperforms riliprubart in affinity and potency when compared head-to-head in multiple *in vitro* experiments

Note: Riliprubart is produced using sequence from patent WO2018071676A1

1. Data shown is dissociation constant (K_D) and the average of 3 different experiments performed at independent laboratories
2. Data is quantitative analysis of active C1s protease inhibition of cleaved C4 fragments in the presence of claseprubart or riliprubart
3. Data shown are the average of 3 experiments conducted for each of the functional assays (CH50 hemolysis, Wieslab and Liposome). CH50 and Wieslab were confirmed at independent laboratories

39

CIDP Ph. 3 pivotal trial includes open-label Part A testing the target dose of 300mg/2mL S.C. Q2W

CIDP interim responder analysis with first 40 patients in Part A anticipated in Q2'26

Highlights

- **Design:** All subjects receive claseprubart in Part A for up to 13 weeks. Only responders randomized to Part B for 52 weeks
- **Inclusion:** ≥18 years old with confirmed CIDP, including SOC-refractory, SOC-stable or SOC-naïve
- **Dosing:** I.V. loading dose followed by 300mg/2mL S.C. Q2W in Part A; followed by 300mg/2mL or 600mg/4mL or placebo in Part B

Endpoints

- **Part A:** Response as measured as ≥1 point decrease (improvement) in adjusted INCAT score compared to Part A baseline
- **Part B Primary:** Efficacy (time to relapse) as measured as ≥1 point increase in adjusted INCAT



Screen
CIDP diagnosis confirmed by an Independent CIDP Review Panel (ICRP)
Loading Dose
Day 0
PART A: Up to 13-Week Open-Label Claseprubart Only
Claseprubart 300mg/2mL S.C. Q2W
Interim Responder Analysis (N=40)
Responders Randomized 1:1:1 to Part B
PART B: 52-Week Pbo-controlled RCT
Claseprubart 300mg/2mL S.C. Q2W (N=64)
Claseprubart 600mg/4mL S.C. Q2W (N=64)
Placebo (N=64)
Open-Label Extension: 104 Weeks

CAPTIVATE

- **Single pivotal** two-part, randomized withdrawal, double-blind, placebo-controlled trial designed to **support BLA in adult patients with CIDP**
- Enrolling a **broad patient population including SOC-refractory patients**, in addition to SOC-stable and SOC-naïve patients
- **All confirmed CIDP patients receive convenient 300mg/2mL S.C. Q2W** dosing of claseprubart in Part A
- **Only responders from Part A** randomized into the double-blind, placebo-controlled Part B

CAPTIVATE Trial: https://clinicaltrials.gov/study/NCT06858579

40

Claseprubart Opportunity in Multifocal Motor Neuropathy

The US MMN market is underdiagnosed with a need for more effective and convenient treatment options

Opportunity for the target profile of claseprubart to become the new standard of care in MMN


Standard of care[2]
Claseprubart target profile
~10,000 pts
(~11% CAGR)
Ig
~3,400 pts
+ Steroids
(~800 pts)
Steroids, ISTs, Other
~1,600 pts[3]
Opportunity to Reach More Patients
Molly
MMN Patients[1,2]
I.V. , S.C., Oral
Rapid [<10s] Q2W S.C. Autoinjector

*Patient numbers through end of 2024

US MMN Market Opportunity

- Market is growing ~11% per year with ~2K newly diagnosed patients each year[2]
- Despite standard of care, patients face progressive and disabling weakness[4]
- Patients also supplement Ig treatment with steroids despite guidelines against use[5]
- Opportunity for an effective and easy-to-use active C1s inhibitor to become the new SoC

1. 2024 patients projected from 2023 count due to unreliable 2024 data from the Change Healthcare cyber-attack; 2. Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts; 3. Other Tx: CS, NSISTs, PLEX/Splenectomy/Thymectomy, RTX, Biologic; 4. MMN. National Organization for Rare Diseases (2025); 5. Schaik et al., Intravenous immunoglobulin for MMN. Cochrane Library (2005)

42

MMN is an attractive opportunity with clinical PoC demonstrated via classical pathway inhibition

Neuromuscular indication with high unmet medical need

>10,000
patients in the U.S.

No approved targeted biologic therapies

Evidence supports classical complement role in disease

Empasiprubart (I.V., C2 inhibitor) recently reported efficacy signals[1]

MMN patient sera has been confirmed to activate complement

Empasiprubart (Q1-2W I.V., C2 inhibitor) Ph. 2 Data Demonstrating Efficacy Signals[1]


EMPA I.V.
Placebo
argenx
HR (95% CI) = 0.09 (0.02; 0.44)
Probability of being retreated with IVIg (%)
1.0
0.8
0.6
0.4
0.2
0.0
1
8
15
22
29
43
57
71
85
99
113
Time (Days)

	1	8	15	22	29	43	57	71	85	99	113
At Risk											
EMPA I.V.	18	18	18	18	18	17	16	16	16	15	14
Placebo	9	9	9	8	8	4	2	2	2	2	2
Events											
EMPA I.V.	0	0	0	0	0	1	2	2	2	2	3
Placebo	0	0	0	1	1	5	7	7	7	7	7

91%
reduction in need for IVIg rescue with empasiprubart

"We hypothesize that targeting the **classical complement pathway is a potential therapeutic approach in MMN**. We investigated the interaction of circulating anti-GM1 IgM from patients with MMN with complement in detail using iPSC-derived MNs. In this disease model for MMN, we evaluated the effects of ARGX-117, a novel monoclonal antibody that inhibits complement factor C2." - Neurol Neuroimmunol Neuroinflamm. 2022 Jan; 9(1): e1107

Phase 2 trial of claseprubart, a low-volume Q2W S.C., ongoing in MMN

1 https://argenx.com/content/dam/argenx-corp/events-presentations/argenx_RnD_Day_2024_Slides.pdf#/page=127

43

Claseprubart has the potential to dominate the MMN market with its best-in-class target product profile

Considerations	Empasiprubart (C2)*	Claseprubart (active C1s)*	Key Differentiators of Claseprubart
MMN is an IgM and classical pathway driven disease[1]	C2 inhibitor that targets classical and lectin pathways	**Active C1s inhibitor targeting classical pathway only**	✓ Demonstrated potent classical pathway inhibition with target dose achieving >IC90 on CH50 hemolytic assay
Lectin pathway critical to fight against bacterial infections[2]	Targets classical and lectin pathways	**Selective for classical pathway only, leaving lectin and alternative pathways intact**	✓ Preserves key bacterial killing role of lectin pathway[2]
Convenient dosing & administration	I.V. Q4W	**Target dose of 300mg/2mL S.C. Q2W**	✓ More convenient by targeting infrequent, low volume, self-administered S.C. autoinjector

Claseprubart has the potential to be the first-line targeted biologic treatment given its unique combination of classical pathway potency, preservation of the lectin pathway, and dosing convenience

* Claseprubart and empasiprubart are investigational agents that are not approved as therapies for MMN or any indication in any jurisdiction worldwide

1. Budding et al., (2021). Neurol Neuroimmunol Neuroinflamm.9(1):e1107; Vlam et al., (2015). Neurol Neuroimmunol Neuroinflamm. 2015;2(4):e119; 2. Ali et al., (2012). PLoS Pathog 8(7):e1002793

44

MMN Phase 2 top-line data anticipated 2H’26

A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of claseprubart administered S.C. following initial loading dose

Highlights

- **Design:** 36 participants randomized to receive either claseprubart or placebo for 17 weeks
- **Inclusion:** ≥18 years old with MMN who are immunoglobulin responsive and dependent
- **Dosing:** I.V. Loading Dose followed by 300mg/2mL or 600mg/4mL S.C. Q2W starting Day 7

Endpoints

- **Primary:** Safety
- **Secondary:** Efficacy (time to IVIg retreatment, time to relapse, grip strength and other muscle strength and motor function measurements)



Screen & Ig Monitoring
1 Week Wait Before Randomization
Loading Dose
Day 0
17-Week S.C. Treatment
Claseprubart 300mg/2mL S.C. Q2W (N=12)
Claseprubart 600mg/4mL S.C. Q2W (N=12)
Placebo (N=12)
Open-Label Extension: 52 Weeks

Collect data for safety, PK, PD, time to IVIg retreatment, time to relapse, grip strength and other muscle strength and motor function measurements

MOMENTUM

Top-line data expected in 2H’26

MoMeNtum Trial: https://clinicaltrials.gov/study/NCT06537999

45

DNTH212: Potential Best-in-Class Bispecific Fusion Protein for Multiple Autoimmune Indications

DNTH212 is a bifunctional BDCA2 and BAFF/APRIL inhibitor targeting two validated pathways

- Inhibiting BDCA2 **reduces Type 1 interferon production from plasmacytoid dendritic cells (pDCs)**
- Single CRD2 domain of TACI designed to deliver **robust B cell modulation via BAFF/APRIL inhibition**



Anti-BDCA2 Antibody
Potent inhibition of Type 1 interferon
TACI-CRD2 Domain
Potent reduction of Ig levels via BAFF/APRIL inhibition
Afucosylated Bifunctional Ab
Enhanced ADCC on target cells leads to pDC depletion
YTE Mutation on Fc
Extended half-life

DNTH212
Humanized monoclonal antibody targeting **BDCA2** fused with **TACI-CRD2**

DNTH212 targets both the innate and adaptive immune systems with complementary disease modifying mechanisms enabling potential best-in-class efficacy

47

Potential to drive superior clinical efficacy by targeting both the innate and adaptive immune systems

Innate Immune System: Plasmacytoid Dendritic Cells (pDCs)

- Key cell type producing Type I IFN
- Promote B cell proliferation and Ig secretion through antigen presentation and production of BAFF
- Direct and indirect activation of other innate and adaptive immune cells
- Type 1 interferon inhibition has been shown effective in multiple autoimmune diseases

Adaptive Immune System: B Cells

- Generate autoantibodies, forming immune complexes that trigger inflammation and tissue damage
- Inhibiting BAFF/APRIL has been shown effective in multiple autoimmune diseases



DNTH212
BDCA2
ITAM pathway
TLR7/9
pDC
Expression
NK cells
Systemic inflammation
Type 1 IFNs
Type 1 IFNs
Autoantibody immune complexes
DNTH212
BAFF
APRIL
TACI
IgM
B cell
Systemic inflammation
Autoantigen
IgG
IgA
Plasma cell

Bifunctional approach addressing autoimmune diseases where both Type 1 interferon and B Cells are implicated has strong mechanistic rationale for potential best-in-class efficacy

Panda SK, et al., Plasmacytoid dendritic cells in autoimmunity. Curr Opin Immunol. 2017 Feb;44:20-25.
Minaga K, et al., Plasmacytoid Dendritic Cells as a New Therapeutic Target for Autoimmune. Front Immunol. 2021 Jul 23;12:713779

48

DNTH212 achieves superior pDC depletion compared to litifilimab in vitro Comparable Suppression of Pro-Inflammatory Cytokine IFN-α1 Deeper Depletion of pDC2 Method: Human PBMCs from a healthy donor were co-cultured with a TLR9 agonist and serially diluted antibodies for 24 hours. IFN-α release in the supernatant was measured using an HTRF kit Method: Human PBMCs from a healthy donor were co-cultured with serially diluted antibodies for 24 hours. pDC counts were assessed via flow cytometry pDC depletion removes a key cell type involved in Type I IFN production and activation of other immune cells which contribute to disease

DNTH212 shows superior inhibition of IgM, IgA, and IgG compared to povetacicept following single dose in NHPs

S.C. DNTH212


IgM
IgA
IgG
Mean% change from baseline
Time (Days)
56%
76%
Nadir ~43 days
49%
66%
24%
38%
DNTH212 (1mg/kg S.C.)
DNTH212 (10mg/kg S.C.)

IV povetacicept and telitacicept[1]


IgM
IgA
IgG
Mean % Change from Baseline
Days
~60%
Nadir ~27 days
~50%
~30%
Vehicle Control
Telitacicept (9mg/kg IV)
Povetacicept (9mg/kg IV)

Maximal Ig Inhibition		
	DNTH212 10mg/kg	Povetacicept[1] 9mg/kg
IgM	76%	~60%
IgA	66%	~50%
IgG	38%	~30%

Deeper Ig reductions have potential to drive superior clinical efficacy while maintaining at least Q4W dosing

Note: These data are derived from different studies at different points in time, with differences in methodology, design and populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials of DNTH212 and other agents have been conducted

1. Arthritis Rheumatol.2023 Jul;75(7):1187-1202. Note: WT TACI (13-118) Fc:Telitacicept

50

Validation of both BDCA2 and BAFF/APRIL targeted therapies support DNTH212 bifunctional approach Note: Company press releases and investor presentations Positive Litifilimab (BDCA2) Data in SLE / CLE BAFF/APRIL Validation Across Multiple Autoimmune Indications and Strategic Activity

Broad opportunity for DNTH212 across multiple diseases where Type 1 Interferon and B Cells are implicated

Indications with biological rationale and supportive clinical data

	Biological Rationale	Clinical Evidence
Primary Sjögren's Syndrome *~350,000 U.S. Patients*	✓	• *B Cell:* ianalumab positive Ph. 3; telitacicept positive Ph. 3
Cutaneous Lupus Erythematosus *~300,000 U.S. Patients*	✓	• *Type 1 interferon:* litifilimab positive Ph. 2
Systemic Lupus Erythematosus *~225,000 U.S. Patients*	✓	• *Type 1 interferon:* anifrolumab approved; litifilimab positive Ph. 2 • *B Cell:* belimumab approved; telitacicept approved (CN); ianalumab positive Ph. 2
Lupus Nephritis *~120,000 U.S. Patients*	✓	• *B Cell:* belimumab approved
Dermatomyositis *~50,000 U.S. Patients*	✓	• *Type 1 interferon:* dazukibart positive Ph. 2

Indications with biological rationale

	Biological Rationale
Hidradenitis Suppurativa *~330,000 U.S. Patients*	✓
Scleroderma *~75,000 U.S. Patients*	✓
Pemphigus Vulgaris *~32,000 U.S. Patients*	✓

Dianthus to provide update on indication prioritization in 2026

Type 1 interferon targeting Ph. 3 studies currently ongoing in: SLE, CLE, LN, Scleroderma, DM. B Cell (BAFF/APRIL) targeting Ph. 3 studies currently ongoing in: LN, SLE
Estimated U.S. patients per Dianthus meta-analysis and estimates

52

Expect to start Ph. 1 study in China in Q4'25 with top-line Part A HV results in 2H'26

Healthy Volunteers (Part A)

~46 HVs enrolled into seven cohorts:

- Treated (N= up to 6)
- Placebo (N= up to 2)

SLE Patients (Part B)

~30 patients enrolled into three cohorts:

- Treated (N= up to 10)

Key Parameters

- **Safety, PK, and PD as as other biomarkers and preliminary efficacy**



Healthy Volunteers (Part A)
S.C. Administration
5mg
N = 2:0
20mg
N = 3:1
60mg
N = 6:2
180mg
N = 6:2
360mg
N = 6:2
720mg
N = 6:2
1080mg
N = 6:2



SLE Patients (Part B)
S.C. Administration
Dose 1
N = 10
Dose 2
N = 10
Dose 3
N = 10

US IND cleared in September 2025, IND in China expected to clear Q4 2025

As of September 2025, subject to China IND clearance.

53

DNTH212 TPP aims to deliver superior efficacy in a safe and well-tolerated therapy with patient friendly convenience Achieving the TPP would position DNTH212 as a first-line biologic across a range of indications Bifunctional approach has potential for superior efficacy in various disease states versus only targeting innate or adaptive immune system SAFETY EFFICACY CONVENIENCE Inhibiting Type 1 interferon or BAFF/APRIL has been generally safe and well-tolerated Targeting patient friendly S.C. self-administration with Q4W or less frequent dosing

Achieving DNTH212 TPP would position DNTH212 as a first-line, best-in-class therapy across multiple indications Type 1 interferon and BAFF/APRIL are known drivers of autoimmune disease Potential S.C. self-administration Q4W or less frequent Targeting innate and adaptive immune systems has potential for superior efficacy Inhibiting Type 1 interferon or BAFF/APRIL has been generally safe and well-tolerated Broad opportunity across multiple diseases where Type 1 interferon and B-cells are implicated Composition of matter patent expected to expire no earlier than 2044 Patient-friendly Convenience Superior Efficacy Clinically Validated MoA Favorable Safety Potential Pipeline-in-a-Product Robust IP Protection DNTH212 is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide

Recap of Dianthus Leadership in Severe Autoimmune Diseases

Building a leading biotech company focused in severe autoimmune diseases

Program	Indication	Ph. 1	Ph. 2	Ph. 3	Upcoming Milestones
Claseprubart *aC1s*	**gMG** >100,000 U.S. Patients	■	■	→	• Expect to initiate Ph. 3 study in 2026
	CIDP >40,000 U.S. Patients	■	■	→	• Interim responder analysis expected in Q2'26 • *Peer Catalyst: riliprubart Ph. 3 MOBILIZE and VITALIZE (H2H vs. IVIG) data expected by early '27*[3]
	MMN >10,000 U.S. Patients	■	→		• Ph. 2 top-line results expected in 2H'26 • *Peer Catalyst: empasiprubart Ph. 3 data in 2H'26*[4]
DNTH212 *BDCA2 and BAFF/APRIL*	**Multiple Autoimmune Diseases**	→ *Healthy volunteers (Part A)* *SLE patients (Part B)*			• Ph. 1 HV top-line results expected in 2H'26 • Announce prioritized indications in 2026

Strong balance sheet with ~$525M[1] of cash & runway into 2028
~44.6M shares outstanding[2]

gMG: >100,000 gMG U.S. patients from Komodo claims data accessed 2013-2025; approx. 85% of gMG patients have AChR autoantibody-driven disease https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#
CIDP & MMN: Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients; CIDP adjusted to account for 27% misdiagnosed

1. Estimated cash includes preliminary and unaudited cash, cash equivalents and investments as of September 30, 2025 of approximately $555M less $30M of upfront and near-term milestone payments payable to Leads Biolabs
2. Shares outstanding on a pro forma basis, which includes 7.6M common shares and 1.1M pre-funded warrants issued on 09/11/2025 and assumes the exercise of all outstanding pre-funded warrants
3. Based on Sanofi Q3'25 financial results conference call transcript
4. Based on publicly available information: https://argenx.com/content/dam/argenx-corp/media-documents/Earnings_press_release_HY.pdf.coredownload.inline.pdf

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Appendix

C1s is a clinically target in the classical complement pathway with an FDA approved therapy

1
Classical pathway
The only pathway activated by the presence of IgG and IgM, which bind to the **C1 complex**

2
The C1 complex
The initial component of the classical complement pathway consisting of C1q, C1r and C1s

3
Active C1s
A serine protease that executes catalytic function of the C1 complex, leading to MAC formation


C1q
2
3
s
r
1
IgG
antibody
Cell
Surface

C1s is the only target of the C1 complex with an FDA approved therapy
Enjaymo, FDA approved in 2022 for CAD, is a C1s inhibitor but is not selective to the active form and dosed I.V. at 6,500-7,500mg every two weeks

Active C1s inhibition has recently demonstrated clinical benefit in CIDP
Riliprubart results show clinical PoC for inhibiting active C1s in autoimmune neuromuscular diseases

Enjaymo information sourced from prescribing information

59

Selectively targeting classical pathway aims to provide effective but safer complement inhibitor

Targeting aC1s aims to deliver efficacy demonstrated with terminal inhibitors while preserving the critical immune activity of lectin and alternative pathways, leading to a lower risk of infection and no FDA boxed warning/REMS



Active form selectively inhibited by claseprubart
Classical pathway
Antibody-antigen complex
C1q, C1r, C1s
gMG, MMN and CIDP are indications driven by autoantibodies that activate the complement system
Enjaymo
sutimlimab-jome
Lectin pathway
Mannan or pathogen surface
Alternative pathway
Pathogen surface
EMPAVELI
(pegcetacoplan) injection
C3 Convertase
ZILBRYSQ
(zilucoplan) Injection
ULTOMIRIS
(ravulizumab-cwvz)
SOLIRIS
(eculizumab)
Shared terminal pathway (C5)
Membrane Attack Complex (MAC)
Downstream complement inhibitors carry the risk of serious bacterial infections resulting in FDA Boxed Warnings

60

Unlike C5 inhibitors, ENJAYMO® has no FDA boxed warning and REMS, or prophylactic antibiotic requirement prior to vaccination Source: ULTOMIRIS prescribing information & ENJAYMO prescribing information Boxed Warning and REMS Antibiotic Prophylaxis Required if not Fully Vaccinated No Boxed Warning or REMS No Antibiotic Prophylaxis Required C5 inhibitor C1s inhibitor

Claseprubart in vitro study indicates lower risk of Neisseria meningitidis infections Anti-capsular antibody (Anti -Nm) mimics N. meningitidis vaccination 0 50 100 150 % Bacterial Survival Serum +Anti - Nm 0.3 uM 1.0 uM DNTH103 Anti - C5 No treatment Results further validate the potential differentiated safety profile for DNTH103 as a selective classical pathway inhibitor consistent with ENJAYMO, an approved C1s inhibitor without an FDA Boxed Warning or REMS Protection against infection is a critical function of the complement pathway DNTH103 selectively inhibits the classical pathway, leaving the alternative and lectin-activated defense pathways intact An in vitro assay measured antibody-dependent complement-mediated killing of N. meningitidis in the presence of DNTH103 and anti-C5 (ravulizumab*) In this assay, DNTH103 maintained bacterial killing, potentially leading to a decreased risk of infection vs. C5 inhibitors * Engineered using patent sequence

Indicates VYVGART® dose administered Source: VYVGART® prescribing information and ULTOMIRIS® prescribing information 1. Pane et al. A real-life experience with eculizumab and efgartigimod in generalized myasthenia gravis patients. J Neurol 271, 6209–6219 (2024) Claseprubart aims to provide consistent symptom control with convenient Q2W S.C. dosing Chronic diseases like MG benefit from consistent treatment and symptom control When patients are required to take a drug holiday on FcRns, MG-ADL scores immediately begin to rebound as patients self-report symptoms and disease worsening Real-world evidence1 suggests sustained inhibition / treatment with complement is better over time ULTOMIRIS®: Complement Inhibition Provides Consistent MG-ADL Symptom Control VYVGART®: Cyclic Dosing Leads to MG-ADL Rebound Mean change (+/-SE) MG-ADL rebound -5 -4 -3 -2 -1 0 0 1 2 3 4 5 6 7 8 10 VYVGART Placebo Placebo ULTOMIRIS 18 12 10 4 2 1 0 -5 -4 -3 -2 -1 0 26 MG-ADL MAINTAINED Change from baseline in MG-ADL total score Week Week

Patients on eculizumab showed a greater reduction in MG-ADL over time than those on efgartigimod Eculizumab showed statistically significant, deeper QMG reduction and higher responder rate than efgartigimod Eculizumab patients had a statistically significant greater reduction in rate of clinical events (deteriorations, crisis or hospitalization) than efgartigimod Patients on efgartigimod were more likely to suspend treatment (p = 0.015 for AChR+ patients) with the “main reason for discontinuation was MG deterioration” Eculizumab patients also had a statistically significant greater reduction in steroid dose coming from a higher baseline dose vs. efgartigimod patients, but reaching a numerically lower dose during the treatment period Real-world Evidence Indicates Sustained MG-ADL Reductions for Complement Inhibitors vs. FcRns, Among Other Clinical Benefits Real-world evidence demonstrates clinical advantages for complement vs. FcRns Source: Pane et al., J Neurol 271, 6209–6219 (2024)

Claseprubart improves neurotransmission and muscle contraction in an AChR+ MG model

- **Serum from MG patients** used in a in vitro MG model[1,2,3]
- **Assessed improvement in neurotransmission and muscle contraction** of ravulizumab* and DNTH103, as measured by decrease in muscle contraction fatigue
- **Results confirm DNTH103 improved neurotransmission and muscle contraction**



Ravulizumab* (1 μM)
n=3
DNTH103 (0.1 μM)
n=3
DNTH103 (1 μM)
n=3
Muscle Contraction Fatigue Index
(% Change to Baseline, Mean ± SEM)
0
-10
-20
-30
-40
-14.8%
-24.8%
-27.8%
AChR+ MG Patient Sera

Results provide further scientific rationale for DNTH103 in gMG

1. Smith et al., Front Cell Dev Biol. 2021;9:745897; 2. Vila et al., Expert Opin Drug Discov. 2020;15(3):307-317; 3. Vila et al., Theranostics. 2019;9(5):1232-1246.
* Engineered using patent sequence

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Claseprubart restores neuronal conduction velocity in an *in vitro* CIDP model

- **Serum from 3 CIDP patients** was evaluated in a , commercially available *in vitro* CIDP model[1]
- **Assessed improvement in neuronal conduction velocity** of two doses of DNTH103 as compared to baseline conduction velocity determined in sera from healthy volunteers (N=3)
- **Results confirm DNTH103 completely restored conduction velocity** across the axons of human motor neurons in the presence of autoantibodies from CIDP patient sera


HV Baseline CV
Normalized Conduction Velocity (CV)
(Relative to Baseline)
1.0
0.8
0.6
0.4
0.2
0.0
Serum Only
DNTH103 (0.1µM)
DNTH103 (1µM)
2

Results provide further scientific rationale for DNTH103 in CIDP

1 Rumsey et al., *Adv. Therap.*, 2022, 5(6): 2200030
2 Results for DNTH103 (1uM) include data from multiple conduction velocity recordings that exceed 1.0. For the purposes of this illustration, results are shown up to the baseline value

66

SAD 1 (1 mg/kg) SAD 3 (30 mg/kg) SAD 2 (10 mg/kg) MAD 1 Q2W (300mg/2mL) MAD 2 Q2W (600mg/4mL mg) SAD 1 (300mg/2mL) SAD 2 (600mg/4mL) I.V. Administration S.C. Administration S.C. Administration SAD MAD Claseprubart Phase 1 healthy volunteer study was designed to validate extended half-life, potency and safety 44 HVs enrolled into six cohorts: Placebo (N= up to 2) Treated (N= up to 6) 16 HVs enrolled into two cohorts: Placebo (N= up to 2) Treated (N= up to 6) SAD MAD Safety, PK, and PD measured by percent classical pathway inhibition quantified in each cohort Key Parameters 60 healthy volunteers completed dosing as of December 2023 across these eight cohorts SAD 4 (50 mg/kg)

Phase 1 data estimated IC90 at ~87 µg/mL, leading to target dose of 300mg/2mL in Ph. 2 to achieve steady state >IC90

Ph. 1 Data Confirms

- ~60-day half-life
- IC90 calculated at 87 µg/mL

Dosing Modeled

- 15mg/kg I.V. on Day 0
- 300mg S.C. Q2W starting Day 7



Day 0: 15mg/kg I.V.
Starting Day 7:
300mg S.C. Q2W
IC90 – 87 µg/mL
DNTH103 Concentration (µg/mL)
300
150
100
50
0
0
2
4
6
8
10
12
14
Time (weeks)

Simulation using data from 60 healthy volunteers dosed across multiple cohorts demonstrates 300mg/2ml Q2W achieves steady state above target inhibition of IC90 at 87 µg/mL

68

Claseprubart has demonstrated deep and sustained complement inhibition in healthy volunteers Claseprubart demonstrated a ~60-day half-life and IC90 of 87 µg/mL I.V. SAD: Linear PK with Exposure Proportional Across Doses S.C. MAD: Strong Accumulation with Q2W Dosing PK/PD: Analysis Demonstrates IC90 of 87 µg/mL Data comprised of 60 HVs from 8 cohorts

Claseprubart was generally tolerated, with a favorable safety profile in Phase 1

- **No standard safety lab findings (hematology, chemistry, coagulation LFTS and renal function)**
- **No serious adverse events**
- **No infection adverse event signal and no infections related to encapsulated bacteria**

	I.V. & S.C. SAD (n=44)			S.C. MAD (n=16)	
	Pooled DNTH103 I.V. (n=21)	Pooled DNTH103 S.C. (n=12)	Pooled Placebo I.V. / S.C. (n=11)	Pooled DNTH103 S.C. (n=12)	Pooled Placebo S.C. (n=4)
Participant with:					
Any AEs	13 (62%)	9 (75%)	7 (64%)	8 (67%)	4 (100%)
Any SAEs	0	0	0	0	0
Grade 3 / 4 AEs	0	0	0	0	0
Treatment Related AEs	2 (10%)	1 (8%)	0	2 (17%)	0

- Five participants experienced mild/moderate Treatment Related AEs
  - Two participants (one in each 300mg/2mL and 600mg/4mL S.C. MAD cohorts) had a mild or moderate injection site reactions (ISRs); no intervention was required and both participants completed treatment
  - One participant experienced several non-specific AEs during infusion; infusion was paused for 8 minutes and restarted at the same rate without sequelae
  - Two participants in 50mg/kg SAD I.V.[1] cohort became ANA[2] positive at Day 57; both participants had no evidence of SLE and both tested negative for dsDNA[3]
  - One participant in 600mg/4mL S.C. SAD reported vomiting on Day 1, which resolved on same day

1 Highest dose to be used in Phase 2 trials is single I.V. loading dose of 20mg/kg
2 Non-specific indicator of autoimmune disease present in up to 25% of healthy individuals:https://www.labcorp.com/assets-media/2785
3 Anti-double-stranded deoxyribonucleic acid antibodies are highly specific markers of systemic lupus erythematosus or SLE

70

Pro-inflammatory split products C3a and C3b have potential negative effects on NMJ pathology beyond MAC in gMG



Classical pathway
Antibody-antigen complex
C1q, C1r, C1s
Active C1s inhibitor claseprubart acts upstream from C3
Autoantibodies activate the classical pathway of complement system in AChR+ gMG patients
Lectin pathway
Mannan or pathogen surface
Alternative pathway
Pathogen surface
C3
C3 Convertase
Shared terminal pathway (C5)
Membrane Attack Complex (MAC)
C3a
C3b
C3a and C3b are created as part of the complement cascade1,2
C5 inhibitors act downstream from C3

C3a and C3b Are Elevated in AChR+ gMG – Both Cause Inflammatory Damage[1,2]

C3a	C3b
• Anaphylotoxin[2,3] • Initiates mast cell degranulation[4] • Promotes neutrophil-mediated acute phase reactions[5] driven by pro-inflammatory cytokines[6] – particularly IL-6 in gMG[7] • Has the potential to directly act on NMJ via smooth muscle contraction and endothelial permeability[8]	• Opsonin[3] • Forms part of an amplification loop that perpetuates a cycle of complement activation[3] • Facilitates integrin-mediated phagocytois[3]

Ab, antibody; gMG, generalized myasthenia gravis; IL, interleukin; MAC, membrane attack complex; NMJ, neuromuscular junction

1. Stascheit F, et al. *Eur J Neurol* 2023;30:1409–16; 2. Iacomino N, et al. *Biomedicines* 2022;10; 3. Watanabe-Kusunoki K, Anders HJ. *J Autoimmun* 2024;145:103216; 4. Nilsson G, et al. *J Immunol* 1996;157:1693–8; 5. Riaz B, Sohn S. Cells 2023;12; 6. Wang Y, et al. J Neurol 2025;272:489; 7. Uzawa A, et al. J Neuroimmunol 2021;358:577634; 8. Drouin SM, et al *J Immunol* 2001;166:2025–32; 2015;2:e119

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Accomplished team of biotech industry veterans and scientists committed to bringing innovation to market

SENIOR MANAGEMENT



Marino Garcia
President & CEO



Simrat Randhawa, M.D.
EVP, Head of R&D



Ronny Hashmonay, M.D.
Chief Development & Medical Affairs Officer



Ryan Savitz
Chief Financial Officer & Chief Business Officer



John C. King
Chief Commercial Officer



Kristina Maximenko
Chief People Officer



Adam Veness, Esq.
General Counsel



Rivka Gluck, R.N.
Head of Clinical Development, Operations



Debra Segal
Head of Regulatory Affairs



Edward Carr
Chief Accounting Officer



Angel Cooper
VP, Program Management



Jud Taylor
Head of Technical Operations



Jennifer Cross
VP, Pipeline Strategy & Research



Polly Hanff
Head of Quality



Scott Nogi
Head of Business Operations



Jennifer Davis Ruff
Head of Investor Relations & Corporate Affairs

Select Experience Includes:

J&J, Pfizer, gsk, Lilly, Aurinia, Acceleron, Alnylam, ucb, Ra Pharma, citi, AstraZeneca, Alexion, Novartis, Fred Hutch, Abeona Therapeutics, Biogen, Zealand Pharma

Select Autoimmune Drugs Developed by Dianthus Team

CellCept, Soliris (eculizumab), Ultomiris (ravulizumab-cwvz), Lupkynis (voclosporin), Zilbrysq (zilucoplan) Injection

BOARD OF DIRECTORS

Alison Lawton
Chair of the Board
Board Member, ProQR and X4, Prior Chair of Board, Magenta

Sujay Kango
Board Member, Adanate, Inc.

Anne McGeorge
Board Member, The Oncology Institute, Board Member, Be the Match

Simon Read, Ph.D.
Former CEO and Founder, Mariana Oncology, Venture Partner, Atlas Venture, Former CSO, Ra Pharma

Steven Romano, M.D.
EVP, Chief Research & Development Officer, Silence Therapeutics, Inc.

Paula Soteropoulos
Venture Partner, 5AM Ventures

Jonathan Violin, Ph.D.
Venture Partner, Fairmount, Co-founder of Dianthus, Board Member, Astria Therapeutics, and former President/CEO of Viridian Therapeutics

Marino Garcia
President & CEO, Dianthus

72